                                                               EXHIBIT 10.19(iv)

[LOGO]

                               SECURITY AGREEMENT

The undersigned debtor, meaning all debtors jointly and severally ("Debtor"), to secure the obligations set forth herein grants to the secured party named below (herein, with its successors and assigns, called "Secured Party") under the terms and provisions of this agreement (this "Agreement") a security interest in the following described property (herein, with all present and future attachments, accessories, replacement parts, repairs and additions or substitutions, referred to collectively as "Equipment"):


             SEE SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF:

The Equipment will be used primarily for: [X] business or commercial use other than farming operations ____ farming operations. When not in and, when in use, will be used only in the following State(s): CA Equipment will be kept at: 801
S. Pine St., Madera, CA. 93637

-------------------------------------------------------------------------------

                                PAYMENT SCHEDULE

Debtor promises to pay Secured Party the Total             $3,124,440.00
                                                       --------------------
Amount of in installments as follows:                  (the "Total Amount")

(a) ________ at _________, beginning thirty (30) calendar days following the date of the Delivery and Acceptance

OR

(b)     Beginning with 24 payment(s) of $35,049.00. EACH COMMENCING 8/1/99

        Followed by 36 payment(s) of $63,424.00. EACH COMMENCING 8/1/01 provided, however, that the final installment will be in the amount of the then remaining unpaid balance. All amounts payable under this Agreement are payable at Secured Party's address shown below or at such other address as Secured Party may specify from time to time.

--------------------------------------------------------------------------------

                                 USE OF PROCEEDS

Secured Party is hereby irrevocably authorized and directed to disburse the proceeds of this Agreement as follows:

         Amount         Payee (Name and Address)
         ------         ------------------------
                        Upright, Inc.
       $2,503,956.39    1775 Park Street
                        Selma, CA 93662

             $  0.00
  ------------------

             $  0.00
  ------------------

Debtor hereby acknowledges and agrees that the proceeds of this Agreement will be used for commercial, business or agricultural purposes and will not be used for personal, family or household purposes.

Secured Party may disburse the proceeds using checks, drafts, orders, transfer funds, or any other method or media Secured Party deems desirable. Disbursement may be made in Secured Party's name on Debtor's behalf or in Debtor's name. Disbursement in accordance with the above instructions or any written supplement to these instructions will constitute payment and delivery to and receipt by Debtor of all such proceeds.

--------------------------------------------------------------------------------

INSURANCE: Physical damage insurance covering the equipment is required. Debtor can furnish this insurance through an agent or broker of Debtor's choice. Debtor hereby authorizes Secured Party and any assignee to release to any insurance company affiliated with Secured Party or any assignee any information relating to a contract or policy of insurance which is providing or may provide insurance coverage against physical damage to the Equipment.

--------------------------------------------------------------------------------

DELINQUENCY: For each installment not paid when due, Debtor agrees to pay Secured Party a delinquency charge calculated on the amount of such installment at the rate of 1 1/2% per month for the period of the delinquency, or, a Secured Party's option, 5% of such installment, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate that Debtor can legally obligate itself to pay and/or Secured Party can legally collect. Debtor agrees to reimburse Secured Party immediately upon demand for any amount charged to Secured Party by any depositary institution because a check, draft or other order made or drawn by or for the benefit of Debtor is returned unpaid for any reason. From and after acceleration, Debtor agrees to pay interest on all amounts then owing at the rate of 1 1/2% per month, if not prohibited by law, otherwise at the highest rate that Debtor can legally obligate itself to pay and/or Secured Party can legally collect. If the implementation of any provision of this Agreement would at any time raise the interest rate (whether before or after acceleration) or delinquency charge above the lawful maximum, if any, in effect from time to time under applicable state or federal laws for loans to borrowers of the type, in the amount, for the purposes, and otherwise of the kind contemplated by this Agreement, then such interest rate and/or delinquency charge will be limited to such lawful maximum and any excess amount inadvertently collected will be deemed to be a partial prepayment of principal and applied or reapplied by Secured Party in that manner.

--------------------------------------------------------------------------------

SECURITY INTEREST: To secure payment of the Total Amount and all of Debtor's obligations under this Agreement or with respect to the Equipment, Debtor hereby grants to Secured Party a first priority security interest in the Equipment and in all cash and non-cash proceeds thereof (the Equipment and all such proceeds are herein called the "Collateral") regardless of any retaking and/or redelivery of the Collateral to Debtor.


Page 1 of 4 of Security Agreement dated: June 24, 1999 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party).

CROSS SECURITY: Debtor further grants to Secured Party a security interest in the Collateral to secure the payment of all absolute and all contingent obligations and liabilities of Debtor to Secured Party now existing or hereafter arising, whether under this Agreement or under any other agreement and whether due directly or by assignment; provided, however, upon any assignment of this Agreement by Secured Party, the assignee shall be deemed for the purpose of this paragraph as the only party with a security interest in the Collateral.

--------------------------------------------------------------------------------

                      DELIVERY AND ACCEPTANCE OF EQUIPMENT
                             (Check Appropriate Box)

Debtor's obligations and liabilities to Secured Party are absolute and unconditional under all circumstances and regardless of any failure of operation or Debtor's loss of possession of any item of Equipment or the cessation or interruption of Debtor's business for any reason whatsoever.


[ ] On _________________, the Equipment being purchased with the proceeds of this Agreement was delivered to Debtor with all installation and other work necessary for the proper use of the Equipment completed at a location agreed upon by Debtor; the Equipment was inspected by Debtor and found to be in satisfactory condition in all respects and delivery was unconditionally accepted by Debtor.

[ ] The Equipment being purchased with the proceeds of this Agreement has not yet been delivered to or accepted by Debtor and, upon delivery, Debtor agrees to execute such delivery and acceptance certificate as Secured Party requires.

[ ] All of the Equipment was acquired by Debtor prior to the date hereof and was previously delivered to and unconditionally accepted by Debtor.

--------------------------------------------------------------------------------

                          STATEMENT OF ADDITIONAL TERMS

1. Additional Warranties and Agreements. Debtor warrants and agrees that: the execution of and performance by Debtor under the terms of this Agreement has been approved for Debtor by all necessary action and by Debtor's partners or board of directors, as applicable; the Equipment is currently and will continue be maintained in good operating condition, repair and appearance and is currently and will continue be used and operated with care only by qualified personnel in the regular course of Debtor's business and in conformity with all applicable governmental laws and regulations, manufacturer's specifications and the restrictions contained in any insurance policy insuring the Equipment; the Equipment is not currently and will not be used in conjunction with the storage, transportation or disposal of substances considered to be toxic and/or hazardous or in conjunction with any activity or for any use that would subject the Equipment to seizure or confiscation by any governmental body; and the Equipment is currently located at and will be kept by Debtor at the location set forth for it on the reverse side of this Agreement and will not be removed from said location without the prior written consent of Secured Party, except that if the Equipment is of a type which is mobile and normally used by Debtor at more than one location, Debtor may use the Equipment away from said location in the regular course of Debtor's business provided that (a) if the Equipment is not returned to said location within 30 days, Debtor will immediately thereafter, and each 30 days thereafter until the Equipment is returned, report the then current location of the Equipment to Secured Party in writing and (b) the Equipment shall not be removed from the State(s) of use indicated on the reverse side of this Agreement. Secured Party shall have the right to inspect the Equipment at all reasonable times and from time to time.


        Debtor further warrants and agrees that: the security interest in the Collateral granted to and/or retained by Secured Party is and will continue to be superior to any title to or interest in the Equipment now or hereafter held or claimed by any other party; the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances (whether superior or inferior to the interests of Secured Party) other than that created by this Agreement; notwithstanding Secured Party's interest in proceeds, Debtor will not and will not allow any other party to consign, sell, rent, lend, encumber, pledge, transfer, secrete or otherwise dispose of any of the Collateral without Secured Party's prior written consent; Debtor will do everything Secured Party deems necessary or expedient to perfect or preserve the interests granted to Secured Party under this Agreement and the first priority of such interests; any Manufacturer's Statement or Certificate of Origin or Certificate of Title relating to the Equipment shall be immediately delivered to Secured Party and, if a registration is required for any item of Equipment, Debtor will cooperate with Secured Party in obtaining the Certificate of Title or registration disclosing the interests of Debtor and Secured Party in the Equipment; Debtor will defend any action, proceeding or claim affecting the Collateral or the interests of Secured Party in the Collateral; Debtor shall promptly pay all amounts payable in conjunction with the storage, maintenance or repair of the Equipment and all taxes, assessments, license fees and other public or private charges levied or assessed in conjunction with the operation or use of the Equipment or levied or assessed against the Collateral, this Agreement or any accompanying note except for those which are being contested by Debtor in good faith by appropriate proceedings and which do not constitute a lien or encumbrance upon the Collateral; and Debtor will from time to time furnish Secured Party with such financial statements and other information as Secured Party may reasonably request.

2. Insurance and Risk of Loss. Debtor will at all times bear all risk of loss of, damage to or destruction of the Equipment. Debtor agrees to immediately procure and maintain insurance on the Equipment for the full insurable value thereof and for the life of this Agreement, in the form of "All Risk" or similar insurance (insuring the Equipment for fire, extended coverage, vandalism, theft and collision and containing only those exclusions from coverage which are acceptable to Secured Party) plus such other insurance as Secured Party may specify from time to time, all in form and amount and with insurers satisfactory to Secured Party. Debtor agrees to deliver promptly to Secured Party certificates or, if requested, policies of insurance satisfactory to Secured Party, each with a standard long-form loss-payable endorsement naming Secured Party or assigns as loss-payee and providing that Secured Party's rights under such policy will not be invalidated by any act, omission or neglect of anyone other than Secured Party, and containing the insurer's agreement to give 30 days prior written notice to Secured Party before any cancellation of or material change in the policy(s) will be effective as to Secured Party, whether such cancellation or change is at the direction of Debtor or insurer. Secured Party's acceptance of policies in lesser amounts or risks will not be a waiver of Debtor's obligation to procure insurance complying with the provisions hereof promptly after notice from Secured Party. Debtor assigns to Secured Party all proceeds of any physical damage or credit insurance which is maintained by Debtor in accordance herewith, including returned and unearned premiums, up to the amount owing hereunder by Debtor. Debtor directs all insurers to pay such proceeds solely to the order of Secured Party for application to Debtor's indebtedness to Secured Party. Secured Party will not have the right to cancel any such insurance without Debtor's consent prior to the occurrence of any event of default and the repossession, loss or destruction of the Equipment. Secured Party may, at its option, apply any such proceeds received by Secured Party to the final maturing installments due hereunder in the inverse order of their maturity.


3. Performance By Secured Party. If Debtor fails to perform any of Debtor's obligations pursuant to Paragraphs 1 or 2 above, Secured Party may perform the same for the account of Debtor. Any such action by Secured Party will be in Secured Party's sole discretion and Secured Party will not be obligated in any way to do so. Secured Party's performance on behalf of Debtor will not obligate Secured Party to perform the same or any similar act in the future and will not cure or waive Debtor's failure of performance as an event of default hereunder. All sums advanced or costs and expenses incurred by Secured Party pursuant to this Paragraph, including the reasonable fees of any attorney retained by Secured Party, will be for the account of Debtor, will constitute indebtedness secured by Secured Party's security interest in


Page 2 of 4 of Security Agreement dated: June 24, 1999 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party).

the Collateral, will bear interest at the rate as specified on the reverse side of this Agreement in the event of acceleration and, unless Secured Party, in Secured Party's sole discretion agrees otherwise in writing, shall be immediately due and payable.

4. Events of Default. Time is of the essence. An event of default will occur if: (a) Debtor fails to pay when due any amount owed by it to Secured Party under this Agreement or under the terms of any promissory note delivered in conjunction with this Agreement or if Debtor fails to pay when due any amount owed by it to Secured Party or to any affiliate of Secured Party under any other document, agreement or instrument; (b) Debtor fails to perform in compliance with any of its agreements hereunder or any warranty made by Debtor in this Agreement is or becomes incorrect or if Debtor fails to perform or observe any term or provision to be performed or observed by it under any other document, instrument or agreement furnished by Debtor to Secured Party or any affiliate of Secured Party or otherwise acquired by Secured Party or any affiliate of Secured Party; (c) any information, representation, or warranty furnished by Debtor to Secured Party or to any affiliate of Secured Party is inaccurate or incorrect in any material respect when furnished; (d) Debtor becomes insolvent or ceases to do or is prohibited by any court order or governmental action from conducting the business in which Debtor is principally engaged on the date of this Agreement as a going concern; (e) any surety or bonding company assumes any of Debtor's responsibilities under any contract or job; (f) if any of the Equipment is lost, stolen, destroyed, confiscated by any governmental agency, abandoned, or relocated, used or maintained in violation of the terms hereof or if Debtor attempts to consign, sell, rent, lend or encumber any of the Equipment or allows another to do so; (g) Debtor files a petition in bankruptcy, or for an arrangement, reorganization, or similar relief, or makes an assignment for the benefit of creditors, or applies for the appointment of a receiver or trustee for a substantial part of its assets or for any of the Equipment, or attempts to take advantage of any process or proceeding for the relief of debtors, or if any such action is taken against Debtor; (h) any other party attempts to attach, repossess or execute upon any of the Collateral; (i) Debtor ceases to exist as a legal entity or Debtor or any party in control of Debtor takes any action looking to Debtor's dissolution as a legal entity; (j) there shall be a material change in the management, ownership or control of Debtor; or (k) Secured Party in good faith believes that the prospect of payment or performance hereunder is impaired. Secured Party's inaction with respect to an event of default shall not be a waiver of such default and Secured Party's waiver of any default shall not be a waiver of any other default.

5. Remedies Upon Default. Upon the occurrence of an event of default, and at any time thereafter as long as the default continues, Secured Party may, at its option, with or without notice to Debtor (i) declare this Agreement to be in default, (ii) declare the indebtedness hereunder to be immediately due and payable, (iii) declare all other debts then Owing by Debtor to Secured Party to be immediately due and payable, (iv) cancel any insurance and credit any refund to the indebtedness, and (v) exercise all of the rights and remedies of a Secured Party under the Uniform Commercial Code and any other applicable laws, including, without limitation, the right to require Debtor to assemble the Equipment and deliver it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and to lawfully enter any premises where the Collateral may be without judicial process and take possession thereof. Acceleration of any or all indebtedness, if so elected by Secured Party, shall be subject to all applicable laws including those pertaining to refunds and rebates of unearned charges. Any property other than the Collateral which is in or upon the Collateral at the time of repossession may be taken and held without liability until its return is requested by Debtor. Any sale or other disposition of any of the Collateral may be made at public or private sale or through public auction for a wholesale or retail price at the option of Secured Party. Secured Party may buy at any sale and become the owner of the Collateral. Unless otherwise provided by law, any requirement of reasonable notice which Secured Party may be obligated to give regarding the sale or other disposition of Collateral will be met if such notice is mailed to Debtor at its address shown herein at least ten days before the time of sale or other disposition. Debtor agrees that Secured Party may bring any legal proceedings it deems necessary to enforce the payment and performance of Debtor's obligations hereunder in any court in the State shown in Secured Party's address set forth herein, and service of process may be made upon Debtor by mailing a copy of the summons to Debtor at its address shown herein. The filing by Secured Party of any action or proceeding with respect to the Collateral or any of Debtor's obligations hereunder shall not constitute an election by Secured Party's remedies or a waiver of Secured Party's rights to take possession of the Collateral as provided above.

Expenses of retaking, holding, preparing for sale, selling and the like shall include (a) the reasonable fees of any attorneys retained by Secured Party,(b) any amounts advanced or expenses incurred by Secured Party pursuant to Paragraph 3 hereof and (c) all other legal and other expenses incurred by Secured Party. Debtor agrees that it is liable for and will promptly pay any deficiency remaining after any disposition of Collateral after default and all costs and expenses, including the reasonable fees of any attorney, incurred by Secured Party in the collection of any such deficiency.

6. Power of Attorney And Financing Statement. DEBTOR HEREBY APPOINTS SECURED PARTY OR ANY OFFICER, EMPLOYEE OR DESIGNEE OF SECURED PARTY OR ANY ASSIGNEE OF SECURED PARTY (OR ANY DESIGNEE OF SUCH ASSIGNEE) AS DEBTOR'S ATTORNEY-IN-FACT TO, IN DEBTOR'S OR SECURED PARTY'S NAME, TO: (a) PREPARE, EXECUTE AND SUBMIT ANY NOTICE OR PROOF OF LOSS IN ORDER TO REALIZE THE BENEFITS OF ANY INSURANCE POLICY INSURING THE EQUIPMENT; (b) PREPARE, EXECUTE AND FILE NAY INSTRUMENT WHICH, IN SECURED PARTY'S OPINION, IS NECESSARY TO PERFECT AND/OR GIVE PUBLIC NOTICE OF THE INTERESTS OF SECURED PARTY IN THE EQUIPMENT; AND (c) ENDORSE DEBTOR'S NAME ON ANY REMITTANCE REPRESENTING PROCEEDS OF ANY INSURANCE RELATING TO THE EQUIPMENT OR THE PROCEEDS OF THE SALE LEASE OR OTHER DISPOSITION OF THE EQUIPMENT (WHETHER OR NOT THE SAME IS A DEFAULT HEREUNDER). This power is coupled with an interest and is irrevocable so long as any indebtedness hereunder remains unpaid. Debtor agrees to execute and deliver Secured Party, upon Secured Party's request such documents and assurances as Secured Party deems necessary or advisable for the confirmation or perfection of this Security Agreement and Secured Party's rights hereunder, including such documents as Secured Party may require for filing or recording. DEBTOR AGREES THAT A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OR THIS LEASE OR OF A FINANCING STATEMENT MAY BE FILED AS A FINANCING STATEMENT.

7. Assignment. Debtor shall not assign this Agreement without the prior written consent of Secured Party. Secured Party may assign this Agreement with or without notice to or the consent of Debtor. Upon assignment, the term "Secured Party" shall mean and refer to any assignee who is the holder of this Agreement. After assignment of this Agreement by Secured Party, the assignor will not be the assignee's agent for any purpose and Debtor's obligations to the assignee will be absolute and unconditional and, to the extent permitted by applicable law, will not be subject to any abatement, reduction, recoupment, defense, set-off or counterclaim available to Debtor for breach of warranty or for any other reason whatsoever. Upon full payment of all obligations secured by this Agreement, the assignee may deliver all original papers to the assignor for Debtor.

8. Miscellaneous. (A) All of Secured Party's rights hereunder are cumulative and not alternative. (B) The inclusion of a trade name or division name in the identification of Debtor hereunder does not limit Secured Party's rights, after the occurrence of an event of default, to proceed against all of Debtor's assets, including those held or used by Debtor individually or under another trade or division name. (C) If permitted by law, Debtor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement may be filed as a financing statement. (D) Secured Party may correct patent errors herein and fill in blanks. (E) All of the terms and provisions hereof will apply to and be binding upon Debtor, its heirs, personal representatives, successors and assigns and shall inure to the benefit of Secured Party, its successors and assigns. (F) Debtor and Secured Party hereby waive any right to trial by jury in any action or proceeding relating to this Agreement or the transaction contemplated hereby. (G) Debtor hereby expressly waives notice of nonpayment, presentment, protest, dishonor, default, intent to accelerate the maturity hereof and of acceleration of the maturity hereof. (H) If allowed by law, "the reasonable fees of attorneys" retained by Secured Party shall



Page 3 of 4 of Security Agreement dated: June 24, 1999 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party).

include the amount of any flat fee, retainer, contingent fee and/or the hourly charges of any attorney retained by Secured Party in enforcing any of Secured Party's rights hereunder in the prosecution or defense of any litigation related to this Agreement or the transactions contemplated by this Agreement. (I) To the extent allowed by law, Debtor hereby waives any exemptions or appraisals. (J) No waiver or change in this Agreement or in any related note will be binding upon Secured Party, or Secured Party's assignee, unless such waiver or change is in writing and signed by one of its officers and any such waiver or change shall then be effective only upon the terms and to the extent provided in such writing. (K) The acceptance by Secured Party of any remittance from a party other than Debtor will in no way constitute Secured Party's consent to the transfer of any of the Collateral to such party. (L) Any captions or headings included in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision contained in this Agreement. (M) Any provision contained herein which is contrary to, prohibited by or invalid under applicable laws or regulations will be deemed inapplicable and omitted herefrom, but shall not invalidate the remaining provisions hereof.
(N) The only copy of this Agreement which constitutes "chattel paper" is the original executed copy designated as "Original For Associates".

ADDITIONAL TERMS AND ORAL AGREEMENTS: Debtor and Secured Party agree that this is a three page Agreement and each page hereof constitutes a part of this Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Debtor's Social Security or Federal Taxpayer Identification Number is 99-1099653 and Co-Debtor's is:___________________________.


DATED: June 24, 1999
       ---------------------------------------------------

SECURED Associates Commercial Corporation
PARTY   --------------------------------------------------

        By:
           -----------------------------------------------

        Title:
              --------------------------------------------

              303 North Hurstbourne Parkway, Suite 250
              --------------------------------------------
                           (Street Address)

              Louisville, KY 40222
              --------------------------------------------
                      (City, State and Zip Code)


Debtor hereby acknowledges receipt of an exact copy of this Agreement.

DEBTOR: Upright, Inc.
       ---------------------------------------------------

           By: /s/ Alan Harper
           -----------------------------------------------

           Title: Controller
                 -----------------------------------------

        By:
           -----------------------------------------------

        Title:
              --------------------------------------------

              1775 Park Street
              --------------------------------------------
                           (Street Address)

              Selma, CA 93662
              --------------------------------------------
                    (City, COUNTY, State and Zip Code)

Debtor hereby acknowledges receipt of an exact copy of this Agreement


Page 4 of 4 of Security Agreement dated: June 24, 1999 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party).

                                                                     Page 1 of 3
                                   SCHEDULE A

Attached to and made a part of a(n) SECURITY AGREEMENT dated June 24, 1999 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party)


(Describe property fully, including year if appropriate, make, model, kind of unit, serial number and any other pertinent information.)

------------------------------------------------------------------------------------------
       VENDOR                        INVOICE NUMBER           DESCRIPTION
------------------------------------------------------------------------------------------
Dell Receivables                      101396312       Inspiron D266XT Pentium II
Dell Receivables                      166339044       Inspiron D266XT Pentium II
CDW Computer Centers                  8185826         HP Netserver
CDW Computer Centers                  8208914         HP Netserver
Ace Electric                          12666           Electrical for Batch System
Kasparian Paint                       44623           Dwn Pymnt Graco Pro Mix System
Kasparian Paint                       46589           Final Pymt Graco Pro Mix System
Rigoli Fire Equipment                 11078           Dry Chemical Fire System
Tellkamp Systems                      5677            Batch liquid painting system
Tellkamp Systems                      5718            Serial Number 3713, with 18'x16'x40'
Tellkamp Systems                      5734            Steam Cleaning Booth, Dry Filter
Tellkamp Systems                      5788            Spray Booth, Cure Oven and Waste
Tellkamp Systems                      5854            Water Treatment System
Coast Tool Company                    2010793-01      Presetter
J.M. Equipment                        25684           Hoppers
MHI Machine Tool USA, Inc.            19072           (2) Mitsubishi MTH11/1416
MHI Machine Tool USA, Inc.                            Horizontal Boring Mills
Mitsubishi Machine Tools                              Serial #'s G62240 & G62250
Stanley Storage Systems               478945          Storage Cabinets
TCB Industrial                        980643          Scope # 1
TCB Industrial                        990014          Scope # 2
Gateway 2000                          32236107        GP6-400 System
Gateway 2000                          32240501        Hitachi Monitor
Dell Receivables                      173327420       Inspiron D266XT Pentium II
Dell Receivables                      183026731       Inspiron D266XT Pentium II
PDM Moldings                          15772           LX Control Cast Tool-50%
PDM Moldings                          16960           LX Control Cast Tool-50% & other
California Furnishings                38632           Office Furniture
Gateway 2000                          33548323        GP6-400 System
CDW Computer Centers                  8639534         Viewsonic Monitor
Gateway 2000                          33655790        GP6-400 System
Gateway 2000                          33672722        GP6-400 System
California Furnishings                38626           Office Furniture
Tech-Tools                            11227           Digiset Calibrator
Dell Receivables                      180109159       Inspiron D266GT Pentium II
Dell Receivables                      130109621       Inspiron D233XT Pentium II
Hunter Associates                     6548376         Miniscan XE Plus Spectrophotometer
Johnston Industrial                   B190564         Willis SE2030 Gear Drill Press
Jack Martin Tool & Die                5892            8-Spreader Bars
Veco Technologies                     11389           Weld Fixture 2515, 2516, 2517
Greco Systems                         79523           Touch Station DNC Link for CNC
Gateway 2000                          33569514        GP6-450 PC w/HP4000 Laser Printer


                                             (Debtor) Signature: /s/ Alan Harper
                                                                ----------------
                                                                    Controller

                                                                     Page 2 of 3
                                   SCHEDULE A

Attached to and made a part of a(n) SECURITY AGREEMENT dated June 24, 1999 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party)


(Describe property fully, including year if appropriate, make, model, kind of unit, serial number and any other pertinent information.)

------------------------------------------------------------------------------------------
       VENDOR                        INVOICE NUMBER           DESCRIPTION
------------------------------------------------------------------------------------------
Contec Industries                     2320            Chain Sling
Contec Industries                     23182           Chain Sling
Contec Industries                     23245           Contec Industries
Contec Industries                     23341           1600lb. Magnet
Hydraulics Controls Inc               P-81461-0       Power Unit
J.M. Equipment                        25066           Fiberglass Ladders
Northern Steel Inc                    SL0001233       1" Beams
Northern Steel Inc                    SL0001239       Stack Bins
PDM                                   765329          12 GA Steel
Tech-Tools                            12224           Carbide Drill
Tech-Tools                            12289           Clicker Torque Wrench
Tech-Tools                            12315           Drive Wrench
Tech-Tools                            12316           Drive Wrench
Tech-Tools                            12452           Torque Wrench
W.W. Grainger                         732-266393-6    Gauges
Gateway 2000                          34578836        GP6-400 System
Manitex                               19846           Boom Tube Weld Fixture
Jack Martin Tool & Die                5891            Weld Fixture 2912
Veco Technologies                     11388           Weld Fixture 2832 & 2836
Jack Martin Tool & Die                5893            Weld Fixture 2911
Aero Methods                          1576            Weld Fixture 2865
Aero Methods                          1586            Weld Fixture 2957
Entegee                               68102           Weld Fixture 2931 & 2939
Entegee                               67426           Weld Fixture 2930 & 2940
Method Tool & Design                  111             Weld Fixture 2937
Method Tool & Design                  UPRT#11-14      Weld Fixture 2915,2936-2938
COB Enterprises                       2237            Weld Fixture 2834
COB Enterprises                       2236            Weld Fixture 2833-50%
COB Enterprises                       2242            Weld Fixture 2833-50%
CNC Machining Service                 8381            Mill Fixture
CNC Machining Service                 8382            Mill Fixture
Jaeckel Tool & Die                    99074           Drill Jig
Kem-Tech                              10616           Machining Fixture
Kem-Tech                              10619           Milling Fixture
Kem-Tech                              10620           Machining Fixture
Fresno Oxygen                         813498          Wall Fan
Kings Canyon Welding                  199910          Paint Rack
McMaster-Carr                         11416055        Hydraulic Scissor Lift Table
Tech-Tools                            12746           Burnishing Tool
Finishing Equipment                   34064           Blast Booth-40%
Finishing Equipment                   33866           Blast Booth-50%
Finishing Equipment                   34070           Blast Booth-10%
Fresno Oxygen                         811415          Willis SE2030 Gear Drill Press



                                             (Debtor) Signature: /s/ Alan Harper
                                                                ----------------
                                                                    Controller

                                                                     Page 3 of 3
                                   SCHEDULE A

Attached to and made a part of a(n) SECURITY AGREEMENT dated June 24, 1999 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party)


(Describe property fully, including year if appropriate, make, model, kind of unit, serial number and any other pertinent information.)

------------------------------------------------------------------------------------------
       VENDOR                        INVOICE NUMBER             DESCRIPTION
------------------------------------------------------------------------------------------
Tech-Tools                            11699           Stronghold Cabinet
W.W. Grainger                         506-868507-1    Light Meter
W.W. Grainger                         732-134212-8    Cabinet
W.W. Grainger                         732-340608-7    Trash Pump
W.W. Grainger                         930-236200-0    Band Saw
Weco                                  463527          Lincoln Welder
Weco                                  470210          Labeler/Digital Camera
Weco                                  475065          Cut Off Saws
Dell Receivables                      188370811       Inspiron D300GT Pentium II
CAD Graphics                          1236            2 Engineering PC Workstations
Dell Receivables                      189131394       2-Inspiron D300GT Pentium II
Cal-Weld Supply                       64915           Dereeler Accutrack
Michael H. Clements                   11848           Weld Fixture 2878
Abell Tool                            990010106       Machining Fixture 2766 & 2767
Kem Tech                              10457           Machining Fixture 2801
Dell Receivables                      184103737       Inspiron D300GT Pentium II
CDW Computer Centers                  8895430         MS WIN NT SVR
CDW Computer Centers                  8914641         MS MSOL Exchange Cint NT
CDW Computer Centers                  8948107         HP Netserver
CDW Computer Centers                  8985687         HP 9.1 GB Profile Hot Swap



                                             (Debtor) Signature: /s/ Alan Harper
                                                                ----------------
                                                                    Controller

[LOGO]

                 PAYMENT ADJUSTMENT ADDENDUM TO PROMISSORY NOTE
                         AND SECURITY AGREEMENT BETWEEN

            ASSOCIATES COMMERCIAL CORPORATION., AS SECURED PARTY AND
                            UPRIGHT, INC., AS DEBTOR

                              DATED JUNE 24, 1999.

ADJUSTMENT CLAUSE:

Base Monthly Payments have been calculated using a rate factor of (2.53295%) times equipment cost. This factor is based on a Sixty (60) month U.S. Treasury Note Yield of 5.72% as published in the Wall Street Journal on June 01, 1999. The Rate Factor and Base Monthly Payments are fixed for a period of Thirty (30) days from June 22, 1999. Debtor agrees that, after this Thirty (30) Day Period, (until the day of contract commencement) the rate factor and monthly payment will be adjusted to any increase in the aforementioned Sixty (60) month U.S. Treasury Note Yield as of the first day of the month the contract commencement. If no sixty (60) month U.S. Treasury Note Yield is published as of the first of the month, an average of the published Fifty-Nine (59) month and Sixty-One (61) month U.S. Treasury Note Yields will be used for adjustment purposes. The final rate factor and monthly payments will be fixed on the day of contract commencement for the full term.


AGREED TO, THIS 24 DAY OF JUNE, 1999



UPRIGHT, INC.

DEBTOR



BY: /S/ ALAN HARPER                     TITLE: CONTROLLER
   --------------------------------           ----------------------------------